EXHIBIT A
                                       TO
                        NOTICE OF GRANT OF STOCK OPTIONS


                              TEJAS GAS CORPORATION
                             STOCK OPTION AGREEMENT


     THIS STOCK OPTION AGREEMENT ("Agreement") is between Tejas Gas Corporation, a Delaware corporation ("Tejas"), and the Optionee named in the Notice of Grant of Stock Options to which this EXHIBIT A is attached, which attached Notice of Grant of Stock Options is incorporated herein and is an integral part hereof.

     WHEREAS, Optionee and Tejas have executed the attached Notice of Grant of Stock Options which constitutes execution of this Agreement by reference thereto and incorporation herein;

     WHEREAS, Tejas desires, by affording the Optionee an opportunity to purchase shares of its common stock ("Common Stock"), as hereinafter provided, to carry out the purpose of the Tejas Employee Stock Option Plan, as it may be amended from time to time and hereinafter referred to as the "Plan"; and

     WHEREAS, the Stock Option Committee of Tejas has granted this stock option;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1. GRANT OF OPTION. Tejas hereby grants to Optionee the option (the "Option") to purchase, on terms and conditions hereinafter set forth, shares of its Common Stock as indicated in the attached Notice of Grant of Stock Options.

     2. TYPE OF OPTION. This option is granted as a Non-Qualified Stock Option in accordance with the terms and conditions of the Plan.

     3. TIME TO EXERCISE. Except as provided elsewhere herein, this Option shall be exercisable in installments as indicated in the attached Notice of Grant of Stock Options. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, in any subsequent period. No part of the Option may be exercised after the date set forth in paragraph 5.

     4. SUBJECT TO PLAN. This Option and the exercise hereof is subject to the terms and conditions of the Plan which is incorporated herein by reference and is made part hereof. If there is any inconsistency between this Agreement and the Plan, the Plan will govern.

     5. TERM.  This  Option  shall  terminate  at 5:00 p.m.,  Houston  time,  on
_______.


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     6. MANNER OF EXERCISE. To exercise this Option, Optionee shall give written notice to Tejas of the number of shares being purchased and the purchase price to be paid therefor accompanied by the following:

     (a) full payment in cash or its equivalent (including the assignment of the Common Stock of Tejas valued at its then fair market value) of the purchase price for the shares of Common Stock being purchased;

     (b) an amount required by the appropriate taxing authorities to be collected for withholding taxes on the difference between the fair market value of the shares on the date of exercise and the purchase price; provided if Tejas shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the payment of cash or the issuance of Common Stock pursuant to the exercise of an Option, then Tejas shall be entitled to deduct and withhold such amounts from any cash payments to be made, or Common Stock to be issued, to Optionee. In any event, Optionee shall make available to Tejas, promptly when requested by Tejas, sufficient funds to meet the requirements of such withholding, and Tejas shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to Tejas out of any funds or property (including, without limitation, Common Stock) due or to become due to Optionee; and

     (c) an undertaking to furnish or execute such documents as Tejas in its reasonable discretion shall deem necessary, (1) to evidence the exercise, in whole or in part, of the Option evidenced by this Agreement, (2) to determine whether registration is then required under the Securities Act of 1933, as then in effect, and (3) to comply with or satisfy the requirements of the Securities Act of 1933, or any other law, as then in effect.

     7. REGISTRATION. Tejas shall endeavor, but shall not be obligated, to register the Common Stock to be issued upon exercise of the Option under the Securities Act of 1933, as amended, as well as any applicable state statutes. In the event that the Common Stock to be issued upon exercise of the Option is not so registered, Tejas may, as a condition precedent to the exercise of the Option, require from Optionee (or, in the event of his death, his legal heirs, legatees or distributees) such written representations as, in the opinion of counsel for Tejas, may be necessary to ensure that such exercise and subsequent disposition will not involve a violation of the Securities Act of 1933, as amended, or any other applicable federal or state statute as then in effect.

     8. LAW GOVERNING. This Agreement shall be construed and enforced in accordance with and governed by the laws of the state of Delaware.

     9. DEATH, DISABILITY, RETIREMENT, OF OR OTHER TERMINATION OF OPTIONEE. In the event of the death, disability, resignation, termination for any reason (with or without cause) or retirement of Optionee, Optionee or his heirs or administrators shall be entitled to exercise any remaining vested options, as follows:

     (a) DEATH. If Optionee's employment by Tejas and its Subsidiaries (as defined in Section 425 of the Internal Revenue Code of 1986, as amended) terminates by reason of death, the Option shall be exercisable only to the extent exercisable as of the date of death at any time prior to the expiration date of the Option or within twelve (12) months after the date of death, whichever

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period is  shorter.  Tejas may extend the  exercise  period  beyond  twelve (12)
months as it deems appropriate, but in no event shall the exercise period exceed the expiration date of the Option. Options which were not exercisable as of the date of death shall be forfeited and no longer subject to any right to exercise.

     (b) DISABILITY. If Optionee's service to Tejas and its Subsidiaries terminates by reason of disability (as defined under the Federal Social Security Act of 1935, as amended), the Option shall be exercisable only to the extent exercisable as of the date of such disability prior to the expiration date of the Option or within three (3) months after the date of such disability, whichever period is shorter. Options which were not exercisable as of the date of disability shall be forfeited and no longer subject to any right to exercise.

     (c) RETIREMENT. In the event the service of Optionee is terminated by reason of normal or early retirement (as defined under the Tejas Pension Plan), the Option shall be exercisable only to the extent exercisable as of the date of such retirement prior to the expiration date of the Option or within thirty (30) calendar days after the date of such retirement, whichever is shorter. Options which were not exercisable as of the date of such retirement shall be forfeited and no longer subject to any right to exercise.

     (d) OTHER TERMINATION. If Optionee's employment shall terminate for any reason (with or without cause) other than death, disability, or retirement (as defined in Subsection 10 (a), (b) and (c) above), any Options which are unexercised as of the date of such termination shall be forfeited and no longer subject to any right to exercise.

     10. PRIVILEGES. Optionee or any person entitled to exercise an Option hereunder shall have no rights as a stockholder with respect to any shares covered by this Option until the date of issuance of a certificate for such shares.

     11.  NON-TRANSFERABILITY.   The  Option  granted  hereunder  shall  not  be
transferable other than by laws of descent and distribution or by will.

     12. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of Tejas to terminate any Optionee's service at any time, nor confer upon Optionee any right to continue in the employ of Tejas.

     13. REQUIREMENTS OF LAW. The granting of the Option herein and the issuance of shares of Common Stock upon the exercise of such Option shall be subject to all applicable rules, laws, regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Tejas shall make a good faith effort to take such reasonable actions as may be necessary to comply with such rules, laws or regulations and to receive such approvals as may be required.




                                END OF EXHIBIT A

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